BLUEPRINT GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

EXCHANGE-TRADED FUNDS - 96.2%	Shares	Value
iShares 1-3 Year Treasury Bond ETF	18,539	$1,606,590
iShares Core International Aggregate Bond ETF	1,650	91,625
iShares Core MSCI Emerging Markets ETF	9,102	409,954
iShares Core MSCI Total International Stock ETF	10,593	559,310
iShares Core S&P Total U.S. Stock Market ETF	62,097	4,231,911
iShares Core Total USD Bond Market ETF	7,899	426,467
iShares Core U.S. REIT ETF	6,380	271,660
iShares TIPS Bond ETF	4,693	571,607
iShares U.S. Treasury Bond Fund	49,337	1,380,696
SPDR® Bloomberg Barclays 1-3 Month T-Bill ETF	17,555	1,606,809
SPDR® Portfolio Long Term Treasury ETF	4,707	220,523
Total Exchange-Traded Funds - 96.2% (Cost $11,178,894)		$11,377,152

Other Assets in Excess of Liabilities - 3.8%		452,611

Net Assets - 100.0%		$11,829,763

See accompanying notes to Schedule of Investments.

BLUEPRINT GROWTH FUND

NOTES TO SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

1.	Securities Valuation

Blueprint Growth Fund (the “Fund”) values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of other open-end investment companies, except ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees of the Ultimus Managers Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value, and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$11,377,152	$-	$-	$11,377,152

Refer to the Fund’s Schedule of Investments for a listing of securities by asset type. The Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended May 31, 2020.

BLUEPRINT GROWTH FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

2.	Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.	Federal Income Tax

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$11,179,087
Gross unrealized appreciation	$213,771
Gross unrealized depreciation	(15,706)
Net unrealized appreciation	198,065

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

4.	Investment in Other Investment Companies

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs. The Fund will incur additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of other investment companies. ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. There are certain risks associated with investments in ETFs. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match the index’s performance. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of May 31, 2020, the Fund had 96.2% of the value of its net assets invested in ETFs. In addition, the Fund had 35.8% of the value of its net assets invested in iShares Core S&P Total U.S. Stock Market ETF, an ETF that seeks to track the investment results of a broad-based index composed of U.S. equities. The financial statements of the ETFs can be found at www.sec.gov.